UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 17, 2013 (April 9, 2013)
Date of Report (date of earliest event reported)

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AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC.

(Exact name of Registrant as specified in its charter)

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Maryland	333-184677	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 9, 2013, American Realty Capital Healthcare Trust II, Inc., a Maryland corporation (the “Company”), entered into that certain investment opportunity allocation agreement (the “Agreement”) with American Realty Capital Healthcare Trust, Inc., a Maryland corporation (“Healthcare I” and together with the Company, the “ARC Funds”). Pursuant to the Agreement, the Company and Healthcare I agreed that, until such time as Healthcare I has substantially completed its property acquisitions, Healthcare I will have priority over the Company to any potential healthcare related real estate acquisition (each a “Proposed Property Acquisition”), except as may otherwise be agreed upon between the board of directors of the Company and Healthcare I, and (2) after such time as Healthcare I has substantially completed its property acquisitions, if the advisor of an ARC Fund determines that one or more Proposed Property Acquisition is appropriate for its ARC Fund, and assuming each ARC Fund has sufficient capital to support such Proposed Property Acquisition, such Proposed Property Acquisition will be submitted to the board of directors of each ARC Fund for a vote on whether to pursue such Proposed Property Acquisition. If the board of directors of more than one ARC Fund approves to pursue such Proposed Property Acquisition, then the acquisitions of such properties will be subject to rotation among the ARC Funds, depending on whether the ARC Funds have sufficient capital to acquire all or some of the Proposed Property Acquisitions and which ARC Fund most recently made a property acquisition. Notwithstanding the foregoing, any priority to Proposed Property Acquisitions allocated to Healthcare I will be lifted in cases in which a Proposed Property Acquisition would overly concentrate Healthcare I in a particular industry, geographical region or tenant.

The Company and Healthcare I each were sponsored, directly or indirectly, by AR Capital, LLC (“ARC”). ARC and its affiliates provide investment, management, advisory, fund raising and other services to the Company and Healthcare I and in the future will continue to provide certain of these services for which they were or will be, as applicable, paid fees and reimbursed for certain expenses from the Company and Healthcare I, as applicable. Certain executive officers and directors of the Company and Healthcare I are principals of ARC. Additionally, certain executive positions at the Company and Healthcare I are occupied by the same individuals and the Company and Healthcare I have two overlapping members on their respective boards of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC.

Date: April 17, 2013	By:	/s/ Thomas P. D’Arcy
	Name:	Thomas P. D’Arcy
	Title:	Chief Executive Officer